Exhibit 4-C-11




                                             EXECUTED IN    COUNTERPARTS
                                             OF WHICH THIS IS COUNTERPART
                                             NO.








                            PENNSYLVANIA ELECTRIC COMPANY

                                         AND

              UNITED STATES TRUST COMPANY OF NEW YORK, SUCCESSOR TRUSTEE


                                 ____________________


                                SUPPLEMENTAL INDENTURE

               (First Mortgage Bonds, 5.35% and 5.80% Series A due 2010
                                      and 2020)
                 (First Mortgage Bonds, 6.05% Series B due 2025 and)
                   (First Mortgage Bonds, 5.35% Series C due 2010)


                                 ____________________

                             Dated as of November 1, 1995





                                  TABLE OF CONTENTS

                                                                     PAGE


          Parties                                                      1
          Recitals                                                     1
          Granting Clauses                                             4
          Excepted Property                                            7
          Habendum                                                     7
          Subject Clause                                               7
          Grant in Trust                                               8


                                      ARTICLE I
                               BONDS OF THE NEW SERIES

          SECTION 1.01 Creation of bonds of the New Series             8
          SECTION 1.02 Dating of bonds of the New Series;
                       date from which bonds of the New Series bear
                       interest                                        9
          SECTION 1.03 Payment of principal and interest; record
                       dates                                          10
          SECTION 1.04 Redemption of bonds of the New Series A        11
          SECTION 1.05 Redemption of bonds of the New Series B        14
          SECTION 1.06 Redemption of bonds of the New Series C        17
          SECTION 1.07 Limitations on transfer                        19
          SECTION 1.08 No charge for exchange or transfer             19

                                      ARTICLE II
                         FORM OF THE BONDS OF THE NEW SERIES

          SECTION 2.01 Form of the bonds of the New Series A          20
          SECTION 2.02 Form of the bonds of the New Series B          24
          SECTION 2.03 Form of the bonds of the New Series C          29

                                     ARTICLE III
                    USE OF FACSIMILE SIGNATURES AND CORPORATE SEAL

          Manual or facsimile signatures and corporate seal on bonds
               of the New Series                                      34

                                      ARTICLE IV
                       CREDITS WITH RESPECT TO PRINCIPAL OF AND
                  INTEREST ON BONDS OF EACH SERIES OF THE NEW SERIES

          SECTION 4.01 Credits with respect to bonds of New Series A  35
          SECTION 4.02 Credits with respect to bonds of New Series B  36
          SECTION 4.03 Credits with respect to bonds of New Series C  37





                                      ARTICLE V
                                    MISCELLANEOUS

          SECTION 5.01 Covenants of the Company                       38
          SECTION 5.02 Indemnification of Trustee                     39
          SECTION 5.03 Table of contents and titles of Articles
                       not part                                       39
          SECTION 5.04 Original Indenture confirmed as amended
                         and supplemented                             39
          SECTION 5.05 Execution in counterparts                      39

          Names and Addresses of debtor and secured party             39
          Testimonium                                                 40
          Signatures and seals                                        40
          Acknowledgments                                             41
          Certificate of Residence                                    42
          Schedule A                                                 A-1





                    SUPPLEMENTAL INDENTURE, dated as of November 1, 1995, made and entered into by and between PENNSYLVANIA ELECTRIC COMPANY, a corporation of the Commonwealth of Pennsylvania (hereinafter sometimes called the "Company"), party of the first part, and UNITED STATES TRUST COMPANY OF NEW YORK, a bank and trust company organized under the Banking Law of the State of New York (hereinafter sometimes called the "Trustee"), as successor trustee under the Mortgage and Deed of Trust hereinafter referred to, party of the second part.

                    WHEREAS, the Company heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter called the "Original Indenture"), dated as of the first day of January, 1942, to Bankers Trust Company, as trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Mortgage (as hereinafter defined) and by said Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

                    WHEREAS, United States Trust Company of New York is now acting as successor trustee under the Original Indenture and the indentures amendatory and supplemental thereto hereinafter enumerated; and

                    WHEREAS, indentures supplemental to and amendatory of the Original Indenture have been executed and delivered by the Company and the Trustee, namely, Supplemental Indentures dated March 7, 1942, April 28, 1943, August 20, 1943, August 30, 1943,
          August 31, 1943, April 26, 1944, April 19, 1945, October 25,
          1945, as of June 1, 1946, as of November 1, 1949, as of
          October 1, 1951, as of August 1, 1952, as of June 1, 1953, as of March 1, 1954, as of April 30, 1956, as of May 1, 1956, as of March 1, 1958, as of August 1, 1959, as of May 1, 1960, as of
          May 1, 1961, October 1, 1964, November 1, 1966, as of June 1, 1967, as of August 1, 1968, as of May 1, 1969, as of April 1, 1970, as of December 1, 1971, as of July 1, 1973, as of June 1, 1974, as of December 1, 1974, as of August 1, 1975, as of December 1, 1975, as of April 1, 1976, as of June 1, 1976, as of July 1, 1976, as of November 1, 1976, as of November 30, 1977, as of December 1, 1977, as of June 1, 1978, as of June 1, 1979, as of September 1, 1984, as of December 1, 1985, as of December 1, 1986, as of May 1, 1989, as of December 1, 1990, as of March 1, 1992 and as of June 1, 1993, respectively; and the Original Indenture as supplemented and amended by said Supplemental Indentures and by this Supplemental Indenture is hereinafter referred to as the "Mortgage"; and

                    WHEREAS, the Original Indenture and certain of said Supplemental Indentures have been duly recorded in mortgage books in the respective Offices of the Recorders of Deeds in and for the Counties of Pennsylvania in which this Supplemental Indenture







          is to be recorded, and in the mortgage records of Garrett County, Maryland; and

                    WHEREAS, the Mortgage provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to the coupon bonds, if any, of each series to be substantially in the forms set forth therein with such omissions, variations and insertions as are authorized or permitted by the Mortgage and determined and specified by the Board of Directors of the Company; and

                    WHEREAS, the Company has entered into a Pollution Control Facilities Loan Agreement dated as of November 1, 1995 (the "Cambria Agreement") with The Cambria County Industrial Development Authority (the "Cambria Authority"), a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized under the Pennsylvania Economic Development Financing Law (formerly known as the Pennsylvania Industrial and Commercial Development Authority Law, as amended) (the "Act"), pursuant to which the proceeds of the issuance by the Cambria Authority of its (i) "Pollution Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Electric Company Project)" in the aggregate principal amount of $32,310,000 (the "Cambria 1995 Series A Bonds") and (ii) "Pollution Control Revenue Refunding Bonds, 1995 Series B (Pennsylvania Electric Company Project)" in the aggregate principal amount of $25,000,000 (the "Cambria 1995 Series B Bonds") (the Cambria 1995 Series A Bonds and the Cambria 1995 Series B Bonds are hereinafter sometimes collectively referred to as the "Cambria Authority Bonds") issued under the Cambria Authority's Trust Indenture dated as of November 1, 1995 (the "Cambria Authority Indenture") to United States Trust Company of New York, as trustee (the "Cambria Authority Trustee"), are to be used to pay a portion of the costs of refunding, through optional redemption, the Cambria Authority's (i) "Pollution Control Revenue Bonds, 1977 Series A (Pennsylvania Electric Company Project)" in the aggregate principal amount of $12,310,000, (ii) "Pollution Control Revenue Bonds, 1985 Series A (Pennsylvania Electric Company Project)" in the aggregate principal amount of $20,000,000, and (iii) "Environmental Improvement Revenue Bonds, 1986 Series B (Pennsylvania Electric Company Project)" in the aggregate principal amount of $25,000,000, all of which were issued to finance certain air or water pollution control facilities or sewage or solid waste disposal facilities (the "Cambria Project Facilities") at or in connection with various electric generating stations owned in whole or in part by the Company in various counties in Pennsylvania; and

                    WHEREAS, the Company has entered into a Pollution Control Facilities Loan Agreement dated as of November 1, 1995 (the "Indiana Agreement") with the Indiana County Industrial Development Authority (the "Indiana Authority"), a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized under the Act, pursuant to which the proceeds of the issuance by the Indiana Authority of its "Pollution Control Revenue Refunding Bonds, 1995 Series






          (Pennsylvania Electric Company Project)" in the aggregate principal amount of $12,000,000 (the "Indiana 1995 Series Bonds") issued under the Indiana Authority's Trust Indenture dated as of November 1, 1995 (the "Indiana Authority Indenture") to United States Trust Company of New York, as trustee (the "Indiana Authority Trustee"), are to be used to pay a portion of the costs of refunding, through optional redemption, the Indiana Authority's "Pollution Control Revenue Bonds, 1976 Series A (Pennsylvania Electric Company Homer City Project)" in the aggregate principal amount of $12,000,000 which were issued to finance certain air or water pollution control facilities or sewage or solid waste disposal facilities (the "Indiana Project Facilities" and together with the Cambria Project Facilities, the "Project Facilities") at or in connection with the Homer City Station owned in part by the Company and located in Center Township, Indiana County, Pennsylvania; and

                    WHEREAS, to satisfy its obligations under the Cambria Agreement and the Indiana Agreement to repay loans from the Cambria Authority with respect to the Cambria 1995 Series A Bonds and the Cambria 1995 Series B Bonds and from the Indiana Authority with respect to the Indiana 1995 Series Bonds, the Company by appropriate corporate action in conformity with the terms of the Mortgage has duly determined to create three separate series of bonds, which shall be designated as "First Mortgage Bonds, 5.35% and 5.80% Series A due 2010 and 2020" (hereinafter sometimes referred to as the "New Series A Bonds" or the "bonds of the New Series A" or the "bonds of the New Series A due 2010 and 2020"), "First Mortgage Bonds, 6.05% Series B due 2025" (hereinafter sometimes referred to as the "New Series B Bonds" or the "bonds of the New Series B" or the "bonds of the New Series B due 2025") and "First Mortgage Bonds, 5.35% Series C due 2010" (hereinafter sometimes referred to as the "New Series C Bonds" or the "bonds of the New Series C" or the "bonds of the New Series C due 2010"), respectively, which said bonds of the New Series A, bonds of the New Series B and bonds of the New Series C are to be substantially in the forms set forth in
          Article II hereof with the insertion of numbers, denominations, dated dates, maturities, redemption prices and interest rates as determined in accordance with the terms of the Mortgage; and

                    WHEREAS, all acts and things prescribed by law and by the charter and by-laws of the Company necessary to make the bonds of the New Series A, the bonds of the New Series B and the bonds of the New Series C (hereinafter sometimes collectively referred to as the "bonds of the New Series" or individually referred to as the "bonds of each series of the New Series") when executed by the Company and authenticated by the Trustee, as in the Mortgage provided, valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, have been performed or will have been performed prior to execution of such bonds of the New Series by the Company and authentication thereof by the Trustee; and









                    WHEREAS, provision is made in Sections 5.11 and 17.01 of the Original Indenture for such further instruments and indentures supplemental to the Original Indenture as may be necessary or proper (a) to carry out more effectually the purposes of the Original Indenture; (b) expressly to subject to the lien of the Original Indenture any property acquired after the date of the Original Indenture and intended to be covered thereby, with the same force and effect as though included in the granting clauses thereof; (c) to set forth the terms and provisions of any series of bonds to be issued and the forms of the bonds and coupons, if any, of such series; (d) to add such further covenants, restrictions or conditions for the protection of the mortgaged and pledged property and the holders of bonds as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the holders of bonds; and
          (e) to cure any ambiguity of the Original Indenture which shall not adversely affect the interests of the holders of the bonds; and

                    WHEREAS, the Company has acquired additional property; and it is desired to add certain further covenants, restrictions and conditions for the protection of the mortgaged and pledged property and the holders of bonds which the Board of Directors of the Company and the Trustee consider to be for the protection of the holders of bonds; and the Company desires to issue the bonds of the New Series; and the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purposes of carrying out the purposes of the Original Indenture, of expressly subjecting additional property to the lien of the Mortgage, of setting forth the terms and provisions of the New Series A Bonds, the New Series B Bonds and the New Series C Bonds and the forms of the bonds of the New Series A, the bonds of the New Series B and the bonds of the New Series C, and of setting forth such further covenants, restrictions and conditions; and

                    WHEREAS, it was intended by the execution and delivery of the Original Indenture and the aforesaid Supplemental Indentures to subject to the lien of the Original Indenture, and to grant to the Trustee a security interest in, all of the property, real, personal and mixed, then owned by the Company or thereafter acquired by the Company, as and to the extent set forth therein, subject to the provisions thereof, except such property as was therein expressly excepted and excluded from the lien and operation thereof; and it is the intention of the parties hereto, by the execution and delivery of this Supplemental Indenture, to provide the Trustee with further assurances by also creating in favor of the Trustee a security interest, pursuant to the provisions of the Uniform Commercial Code, in such of the aforesaid property as may by law be subjected to such a security interest, except such thereof as is expressly excepted and excluded as aforesaid or herein; and











                    WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, in the form and terms hereof, have been in all respects duly authorized;

                    NOW, THEREFORE, in order further to secure the payment of the principal and interest of all bonds issued and to be issued under the Original Indenture and any indenture supplemental thereto, including this Supplemental Indenture, according to their tenor, purport and effect and the performance and observance of all the covenants and conditions in said bonds and the Original Indenture and indentures supplemental thereto, including this Supplemental Indenture, contained, and for and in consideration of the premises and of the sum of One Dollar ($1.00), lawful money of the United States of America, to the Company duly paid by the Trustee at or before the unsealing and delivery hereof, and other valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, the Company has executed and delivered this Supplemental Indenture, and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein, subject to the provisions of the Mortgage, unto United States Trust Company of New York, as Trustee, and to its successors in the trust and to its and their assigns forever, all the properties of the Company described or mentioned below, that is to say:

                    All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof or which may be hereafter acquired by it (except such property as is in the Original Indenture or in any indenture supplemental thereto, including this Supplemental Indenture, expressly excepted from the lien and operation of the Original Indenture).

                    The property covered by this Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property:

                    All the electric generating stations, station sites, stations, electric reserve generating stations, substations, substation sites, steam plants, hot water plants, hydro-electric stations, hydro-electric station sites, electric transmission lines, electric distribution systems, steam distribution systems, hot water distribution systems, regulator stations, regulator station sites, office buildings, storeroom buildings, warehouse buildings, boiler houses, plants, plant sites, service plants,







          coal, other mineral land mining rights and privileges, coal storage yards, pole yards, electric works, power houses, generators, turbines, boilers, engines, furnaces, dynamos, buildings, structures, transformers, meters, towers, poles, tower lines, cables, pole lines, tanks, storage holders, regulators, pipes, pipe-lines, mains, pipe fittings, valves, drips, connections, tunnels, conduits, gates, motors, wires, switch racks, switches, brackets, insulators, and all equipment, improvements, machinery, appliances, devices, appurtenances, supplies and miscellaneous property for generating, producing, transforming, converting, storing and distributing electric energy, steam and hot water, together with all furniture and fixtures located in the aforesaid buildings, and all land on which the same or any part thereof are situated;

                    And all of the real estate, leases, leaseholds (except the last day of the term of each lease and leasehold), and lands owned by the Company, including land located on or adjacent to any river, stream or other water, together with all flowage rights, flooding rights, water rights, riparian rights, dams and dam sites and rights, flumes, canals, races, raceways, head works and diversion works;

                    And all of the municipal and other franchises, licenses, consents, ordinances, permits, privileges, rights, servitudes, easements and rights-of-way and other rights in or relating to real estate or the occupancy of the same, owned by the Company;

                    And all of the other property, real, personal or mixed, owned by the Company, forming a part of any of the foregoing property or used or enjoyed or capable of being used or enjoyed in connection therewith or in anywise appertaining thereto, whether developed or undeveloped, or partially developed, or whether now equipped and operating or not and wherever situated, and all of the Company's right, title and interest in and to the land on which the same or any part thereof are situated or adjacent thereto;

                    And all rights for or relating to the construction, maintenance or operation of any of the foregoing property through, over, under or upon any public streets or highways or other lands, public or private;

                    And (except as in the Original Indenture or in any indenture supplemental thereto, including this Supplemental Indenture, expressly excepted) all the right, title and interest of the Company presently held or hereafter acquired in and to all other property of any of the foregoing kinds or any other kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;











                    And all the items of the kinds hereinabove mentioned including those thereof now owned by the Company and those thereof hereafter acquired by the Company;

                    Without limitation of the generality of the foregoing, all of the parcels of land and interests in land situate as set forth in Schedule A, attached hereto and hereby made a part hereof, and buildings and improvements thereon erected, owned by the Company, and whether used or not used in connection with the Company's operations, all of which real estate was conveyed to the Company or its predecessors in title as set forth by the conveyances set forth in said Schedule A to which conveyances reference is made for a more particular description;

                    Also all other land and the buildings and improvements thereon erected hereafter acquired;

                    TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder or remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

                    IT IS HEREBY AGREED by the Company that all the property, rights and franchises hereafter acquired by the Company (except any in the Original Indenture or in any indenture supplemental thereto, including this Supplemental Indenture, expressly excepted) shall (subject to the provisions of Section
          9.01 of the Original Indenture), to the extent permitted by law, be as fully embraced within this Supplemental Indenture as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;

                    PROVIDED THAT, in addition to the reservations and exceptions herein elsewhere contained, any property hereinbefore mentioned which has been released by the Trustee from the lien of the Mortgage or disposed of by the Company in accordance with the provisions of the Mortgage prior to the date of the execution and delivery of this Supplemental Indenture, and the following, are not and are not intended to be granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder or to have a security interest created therein, and are hereby expressly excepted from this Supplemental Indenture and from the lien and operation of the Mortgage, viz.: (1) cash and shares of stock and certificates or evidence of interest therein and obligations (including bonds, notes and other securities) not in the Original Indenture or in any indenture supplemental thereto, including this Supplemental








          Indenture, specifically pledged or covenanted so to be or deposited or delivered hereunder or under any other supplemental indenture; (2) any goods, wares, merchandise, equipment, materials or supplies held or acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company, and automobiles and trucks; and (3) all judgments, contracts, accounts and choses in action, the proceeds of which the Company is not obligated as in the Original Indenture provided to deposit with the Trustee hereunder; provided, however, that the property and rights expressly excepted from this Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall take possession of the mortgaged and pledged property in the manner provided in Article X of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article X of the Original Indenture;

                    TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed, or in which a security interest has been granted, by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust created in the Original Indenture and its and their assigns forever;

                    SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the properties mentioned above; and subject also to such servitudes, easements, rights and privileges in, over, on, and/or through said properties as have been granted to other persons prior to the date of the execution and delivery of this Supplemental Indenture; and subject also to encumbrances of the character in the Original Indenture defined as "excepted encumbrances" insofar as the same may attach to any of the property embraced herein;

               IN TRUST NEVERTHELESS upon the terms, trusts, uses and purposes specifically set forth in the Mortgage;

               AND IT IS HEREBY FURTHER COVENANTED AND AGREED, and the Company and the Trustee have mutually agreed, in consideration of the premises, as follows:


                                      ARTICLE I

                               BONDS OF THE NEW SERIES


                    SECTION 1.01. (a) The Company hereby creates a series of serial bonds, limited in principal amount, as hereinafter








          provided, to be issued under and secured by the Mortgage, to be designated and to be distinguished from bonds of all other series by the title "First Mortgage Bonds, 5.35% and 5.80% Series A due 2010 and 2020." The aggregate principal amount of the bonds of the New Series A which may be initially authenticated and delivered shall be limited to THIRTY-TWO MILLION THREE HUNDRED TEN THOUSAND DOLLARS ($32,310,000.00) and shall mature and bear interest and be limited in aggregate principal amount as to each maturity as set forth below:

          Aggregate Principal           Maturity Date       Interest Rate
                Amount                   (November 1)         Per Annum

          $12,310,000                        2010                5.35%

          $20,000,000                        2020                5.80%


          Except as provided in Sections 2.03, 2.04, 2.05, 8.03 and 17.04 of the Original Indenture, no bonds of the New Series A shall be authenticated and delivered after such initial issue. Bonds of the New Series A of each maturity shall be issued only as one single registered Bond.

                       (b) The Company hereby creates a series of bonds, limited in principal amount, as hereinafter provided, to be issued under and secured by the Mortgage, to be designated and to be distinguished from bonds of all other series by the title "First Mortgage Bonds, 6.05% Series B due 2025." The aggregate principal amount of the bonds of the New Series B which may be initially authenticated and delivered shall be limited to TWENTY-FIVE MILLION DOLLARS ($25,000,000.00). Except as provided in Sections 2.03, 2.04, 2.05, 8.03 and 17.04 of the Original Indenture, no bonds of the New Series B shall be authenticated and delivered after such initial issue. Bonds of the New
          Series B shall be issued only as one single registered Bond.

                       (c) The Company hereby creates a series of bonds, limited in principal amount, as hereinafter provided, to be issued under and secured by the Mortgage, to be designated and to be distinguished from bonds of all other series by the title "First Mortgage Bonds, 5.35% Series C due 2010." The aggregate principal amount of the bonds of the New Series C which may be initially authenticated and delivered shall be limited to TWELVE MILLION DOLLARS ($12,000,000.00). Except as provided in Sections 2.03, 2.04, 2.05, 8.03 and 17.04 of the Original Indenture, no bonds of the New Series C shall be authenticated and delivered after such initial issue. Bonds of the New Series C shall be issued only as one single registered Bond.

                    SECTION 1.02. Each bond of each series of the New Series shall be dated the date of its authentication and shall bear interest from the interest payment date to which interest has been paid or duly provided for next preceding the date of








          authentication, unless the date of authentication (i) is an interest payment date to which interest has been paid, in which event it shall be dated and bear interest from the date of authentication, (ii) is prior to May 1, 1996, in which event it shall be dated and bear interest from November 1, 1995, or (iii) is after the fifteenth day (whether or not a business day) of the calendar month next preceding an interest payment date and prior to an interest payment date, in which event it shall be dated and bear interest from the next interest payment date.

                    SECTION 1.03. (a) Unless previously redeemed pursuant to the provisions hereof and of the Mortgage, each bond of the New Series A shall be payable on the applicable maturity thereof, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the applicable rate per annum specified in Section 1.01(a) hereof and from the date specified in
          Section 1.02 hereof, payable semi-annually on May 1 and November 1 of each year until paid or provided for, with interest on overdue interest payable at the applicable rate per annum specified in Section 1.01(a) hereof. Principal of, interest on and redemption premium, if any, on the bonds of the New Series A shall be payable at the "office" or agency of the Company in the Borough of Manhattan, The City of New York. Interest on the bonds of the New Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                       (b) Unless previously redeemed pursuant to the provisions hereof and of the Mortgage, each bond of the New Series B shall be payable on the maturity thereof, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate per annum specified in Section 1.01(b) hereof and from the date specified in Section 1.02 hereof, payable semi-annually on May 1 and November 1 of each year until paid or provided for, with interest on overdue interest payable at the rate per annum specified in Section 1.01(b) hereof. Principal of, interest on and redemption premium, if any, on the bonds of the New Series B shall be payable at the "office" or agency of the Company in the Borough of Manhattan, The City of New York. Interest on the bonds of the New Series B shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                       (c) Unless previously redeemed pursuant to the provisions hereof and of the Mortgage, each bond of the New Series C shall be payable on the maturity thereof, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate per annum specified in Section 1.01(c) hereof and from the date specified in Section 1.02 hereof,








          payable semi-annually on May 1 and November 1 of each year until paid or provided for, with interest on overdue interest payable at the rate per annum specified in Section 1.01(c) hereof. Principal of, interest on and redemption premium, if any, on the bonds of the New Series C shall be payable at the "office" or agency of the Company in the Borough of Manhattan, The City of New York. Interest on the bonds of the New Series C shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                    SECTION 1.04. (a) Each bond of the New Series A maturing in 2020 shall be subject to redemption prior to maturity at the option of the Company, on and after November 1, 2005, in whole or in part by lot, at the applicable optional redemption price shown below as a percentage of the principal amount, plus interest accrued to the applicable redemption date:

                    Redemption Date                    Optional Redemption
                 (both dates inclusive)                       Price

          November 1, 2005 through October 31, 2006            102%
          November 1, 2006 through October 31, 2007            101%
          November 1, 2007 and thereafter                      100%

          Except as described under Sections 1.04(b) and 1.04(d) hereof, the bonds of the New Series A maturing in 2010 are not subject to redemption prior to the maturity date.

                       (b) Each bond of the New Series A shall also be subject to extraordinary redemption at the option of the Company in whole at any time at an extraordinary redemption price of 100% of the principal amount of the bonds of the New Series A to be redeemed, plus interest accrued to the date of redemption, if:

                              (i)   the Company shall have determined that
               the continued operation of the Cambria Project Facilities is impracticable, uneconomical or undesirable for any reason;

                              (ii)   all or substantially all of the
               Cambria Project Facilities shall have been condemned or taken by a competent authority;

                              (iii)  the operation of the Cambria Project
               Facilities shall have been enjoined or shall have been otherwise prohibited by, or shall conflict with, any order or rule of any court of competent jurisdiction or any federal, state or local regulatory body, administrative agency or other governmental body having jurisdiction over the Cambria Project Facilities; or

                        (iv) (A) all of the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds issued under the Mortgage or (B) all or substantially all of the







          mortgaged property constituting bondable property which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of the Trustee are sufficient to redeem all of the bonds issued under the Mortgage.

                       (c) Notwithstanding the provisions of clauses (a) or (b) of this Section 1.04, bonds of the New Series A may be redeemed only if the Company directs the Cambria Authority to effect a redemption of an equal principal amount of the Cambria 1995 Series A Bonds of like maturity and interest rate.

                       (d) Bonds of the New Series A are subject to mandatory redemption in whole, or, if less than all of the Cambria 1995 Series A Bonds are then subject to mandatory redemption pursuant to Section 6.05 of the Cambria Authority Indenture, in part, in an amount equal to the Cambria 1995
          Series A Bonds of like maturity and interest rate then subject to redemption, upon a redemption date (which date shall be fixed by the Company, after receipt by the Trustee and the Company of a written demand for redemption by the Cambria Authority Trustee, in a written notice mailed by the Company to the Trustee and to the Cambria Authority Trustee at least forty-five (45) days prior to the date so fixed) which shall be within 120 days (or, in the absence of a written notice mailed by the Company as aforesaid, on the 120th day) after a final determination upon the issuance of a published or private ruling or technical advice by the Internal Revenue Service or a judicial decision in a proceeding by any court of competent jurisdiction in the United States, to the effect that, as a result of a failure by the Company to perform or observe any covenant, condition or agreement on its part to be performed or observed under the Cambria Agreement or the inaccuracy of any representation by the Company under the Cambria Agreement, the interest paid or payable on any Cambria 1995 Series A Bonds to any owner of such Cambria 1995 Series A Bonds for federal income tax purposes, other than a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is or was includable in the gross income for federal income tax purposes under the Code, to the extent necessary in order that the interest payable on the Cambria 1995 Series A Bonds remaining outstanding after such redemption of the Cambria 1995 Series A Bonds would not, in the opinion of nationally recognized bond counsel, be included in the gross income of any holder thereof, other than a holder of a Cambria 1995 Series A Bond who is a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Code. No determination by any court or administrative agency shall be considered final for the purposes of this paragraph unless the Company shall have been given timely notice of the proceeding which resulted in such determination and an opportunity to participate in such proceeding, either directly or through a holder of a Cambria 1995 Series A Bond to the degree








          the Company deems sufficient and until the conclusion of any appellate review or rehearing sought by any party to such proceeding or the expiration of the time for seeking such review or rehearing. The Company shall not redeem any bonds of the New Series A if it receives a written cancellation of the written demand from the Cambria Authority Trustee. Any such written demand from the Cambria Authority Trustee or a cancellation of such written demand shall be executed on behalf of such Cambria Authority Trustee by its President or a Vice President or a trust officer and shall be deemed received by the Trustee when delivered at its corporate trust office in the Borough of Manhattan, The City of New York. The Trustee may conclusively rely as to the truth of the statements contained therein, upon any such demand or cancellation.

                       (e) Notice with respect to any redemption of the bonds of the New Series A shall be mailed by the Company to the Cambria Authority, the Cambria Authority Trustee and the Trustee not less than thirty (30) days and not more than ninety (90) days prior to the redemption date and shall specify the matters set forth in the penultimate sentence of the first paragraph, and if applicable, the second sentence of the third paragraph of Section
          8.02 of the Original Indenture.

                       (f) If at the time of the mailing of any such notice of redemption pursuant to subsection (a) or (b) of this
          Section 1.04, the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee, or held by it available to be used, for the redemption of bonds of the New Series A, to redeem all of bonds of the New Series A called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are so received before such date.

                       (g) Bonds of the New Series A shall be subject to mandatory repurchase by the Company prior to maturity at a purchase price of 100% of the principal amount thereof, plus interest accrued to the repurchase date, in whole, upon a repurchase date (which date shall be fixed by the Company in a written notice mailed by the Company to the Trustee, the Cambria Authority and the Cambria Authority Trustee and which date shall be the same date as the date fixed by the Company for the repurchase of the bonds of the New Series B pursuant to
          Section 1.05(g) hereof) which shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for repurchase by the Cambria Authority Trustee stating that the principal of all Cambria 1995 Series A Bonds then outstanding under the Cambria Authority Indenture have been declared to be immediately due and payable pursuant to the provisions of the first sentence of Section 8.02 thereof.










                    SECTION 1.05. (a) Each bond of the New Series B shall be subject to redemption prior to maturity at the option of the Company, on and after November 1, 2005, in whole or in part by lot, at the applicable optional redemption price shown below as a percentage of the principal amount, plus interest accrued to the applicable redemption date:

                    Redemption Date                    Optional Redemption
                 (both dates inclusive)                       Price

          November 1, 2005 through October 31, 2006            102%
          November 1, 2006 through October 31, 2007            101%
          November 1, 2007 and thereafter                      100%

                       (b) Each bond of the New Series B shall also be subject to extraordinary redemption at the option of the Company in whole at any time at an extraordinary redemption price of 100% of the principal amount of the bonds of the New Series B to be redeemed, plus interest accrued to the date of redemption, if:

                              (i)   the Company shall have determined that
               the continued operation of the Cambria Project Facilities is impracticable, uneconomical or undesirable for any reason;

                              (ii)   all or substantially all of the
               Cambria Project Facilities shall have been condemned or taken by a competent authority;

                              (iii)  the operation of the Cambria Project
               Facilities shall have been enjoined or shall have been otherwise prohibited by, or shall conflict with, any order or rule of any court of competent jurisdiction or any federal, state or local regulatory body, administrative agency or other governmental body having jurisdiction over the Cambria Project Facilities; or

                               (iv)  (A) all of the outstanding common
               stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds issued under the Mortgage or (B) all or substantially all of the mortgaged property constituting bondable property which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of the Trustee are sufficient to redeem all of the bonds issued under the Mortgage.

                       (c) Notwithstanding the provisions of clauses (a) or (b) of this Section 1.05, bonds of the New Series B may be redeemed only if the Company directs the Cambria Authority to effect a redemption of an equal principal amount of the Cambria 1995 Series B Bonds.









                       (d) Bonds of the New Series B are subject to mandatory redemption in whole, or, if less than all of the Cambria 1995 Series B Bonds are then subject to mandatory redemption pursuant to Section 6.05 of the Cambria Authority Indenture, in part, in an amount equal to the Cambria 1995 Series B Bonds then subject to redemption, upon a redemption date (which date shall be fixed by the Company, after receipt by the Trustee and the Company of a written demand for redemption by the Cambria Authority Trustee, in a written notice mailed by the Company to the Trustee and to the Cambria Authority Trustee at least forty-five (45) days prior to the date so fixed) which shall be within 120 days (or, in the absence of a written notice mailed by the Company as aforesaid, on the 120th day) after a final determination upon the issuance of a published or private ruling or technical advice by the Internal Revenue Service or a judicial decision in a proceeding by any court of competent jurisdiction in the United States, to the effect that, as a result of a failure by the Company to perform or observe any covenant, condition or agreement on its part to be performed or observed under the Cambria Agreement or the inaccuracy of any representation by the Company under the Cambria Agreement, the interest paid or payable on any Cambria 1995 Series B Bonds to any owner of such Cambria 1995 Series B Bonds for federal income tax purposes, other than a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Code, is or was includable in the gross income for federal income tax purposes under the Code, to the extent necessary in order that the interest payable on the Cambria 1995 Series B Bonds remaining outstanding after such redemption of the Cambria 1995 Series B Bonds would not, in the opinion of nationally recognized bond counsel, be included in the gross income of any holder thereof, other than a holder of a Cambria 1995 Series B Bond who is a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Code. No determination by any court or administrative agency shall be considered final for the purposes of this paragraph unless the Company shall have been given timely notice of the proceeding which resulted in such determination and an opportunity to participate in such proceeding, either directly or through a holder of a Cambria 1995 Series B Bond to the degree the Company deems sufficient and until the conclusion of any appellate review or rehearing sought by any party to such proceeding or the expiration of the time for seeking such review or rehearing. The Company shall not redeem any bonds of the New Series B if it receives a written cancellation of the written demand from the Cambria Authority Trustee. Any such written demand from the Cambria Authority Trustee or a cancellation of such written demand shall be executed on behalf of such Cambria Authority Trustee by its President or a Vice President or a trust officer and shall be deemed received by the Trustee when delivered at its corporate trust office in the Borough of Manhattan, The City of New York. The Trustee may conclusively rely as to the truth of the statements contained therein, upon any such demand or cancellation.








                       (e) Notice with respect to any redemption of the bonds of the New Series B shall be mailed by the Company to the Cambria Authority, the Cambria Authority Trustee and the Trustee not less than thirty (30) days and not more than ninety (90) days prior to the applicable redemption date and shall specify the matters set forth in the penultimate sentence of the first paragraph, and if applicable, the second sentence of the third paragraph of Section 8.02 of the Original Indenture.

                       (f) If at the time of the mailing of any such notice of redemption pursuant to subsection (a) or (b) of this
          Section 1.05, the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee, or held by it available to be used, for the redemption of bonds of the New Series B, to redeem all of bonds of the New Series B called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are so received before such date.

                       (g) Bonds of the New Series B shall be subject to mandatory repurchase by the Company prior to maturity at a purchase price of 100% of the principal amount thereof, plus interest accrued to the repurchase date, in whole, upon a repurchase date (which date shall be fixed by the Company in a written notice mailed by the Company to the Trustee, the Cambria Authority and the Cambria Authority Trustee and which date shall be the same date as the date fixed by the Company for the repurchase of the bonds of the New Series A pursuant to
          Section 1.04(g) hereof) which shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for repurchase by the Cambria Authority Trustee stating that the principal of all Cambria 1995 Series B Bonds then outstanding under the Cambria Authority Indenture have been declared to be immediately due and payable pursuant to the provisions of the first sentence of Section 8.02 thereof.

                    SECTION 1.06. (a) Each bond of the New Series C shall be subject to extraordinary redemption at the option of the Company in whole at any time at an extraordinary redemption price of 100% of the principal amount of the bonds of the New Series C to be redeemed, plus interest accrued to the date of redemption, if:

                              (i)   the Company shall have determined that
               the continued operation of the Indiana Project Facilities is impracticable, uneconomical or undesirable for any reason;

                              (ii)   all or substantially all of the
               Indiana Project Facilities shall have been condemned or taken by a competent authority;










                              (iii)  the operation of the Indiana Project
               Facilities shall have been enjoined or shall have been otherwise prohibited by, or shall conflict with, any order or rule of any court of competent jurisdiction or any federal, state or local regulatory body, administrative agency or other governmental body having jurisdiction over the Indiana Project Facilities; or

                               (iv)  (A) all of the outstanding common
               stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds issued under the Mortgage or (B) all or substantially all of the mortgaged property constituting bondable property which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of the Trustee are sufficient to redeem all of the bonds issued under the Mortgage.

                       (b) Notwithstanding the provisions of clause (a) of this Section 1.06, bonds of the New Series C may be redeemed only if the Company directs the Indiana Authority to effect a redemption of an equal principal amount of the Indiana 1995 Series Bonds.

                       (c) Bonds of the New Series C are subject to mandatory redemption in whole, or, if less than all of the Indiana 1995 Series Bonds are then subject to mandatory redemption pursuant to Section 6.05 of the Indiana Authority Indenture, in part, in an amount equal to the Indiana 1995 Series Bonds then subject to redemption, upon a redemption date (which date shall be fixed by the Company, after receipt by the Trustee and the Company of a written demand for redemption by the Indiana Authority Trustee, in a written notice mailed by the Company to the Trustee and to the Indiana Authority Trustee at least forty-five (45) days prior to the date so fixed) which shall be within 120 days (or, in the absence of a written notice mailed by the Company as aforesaid, on the 120th day) after a final determination upon the issuance of a published or private ruling or technical advice by the Internal Revenue Service or a judicial decision in a proceeding by any court of competent jurisdiction in the United States, to the effect that, as a result of a failure by the Company to perform or observe any covenant, condition or agreement on its part to be performed or observed under the Indiana Agreement or the inaccuracy of any representation by the Company under the Indiana Agreement, the interest paid or payable on any Indiana 1995 Series Bonds to any owner of such Indiana 1995 Series Bonds for federal income tax purposes, other than a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Code, is or was includable in the gross income for federal income tax purposes under the Code, to the extent necessary in order that the interest payable on the Indiana 1995








          Series Bonds remaining outstanding after such redemption of the Indiana 1995 Series Bonds would not, in the opinion of nationally recognized bond counsel, be included in the gross income of any holder thereof, other than a holder of an Indiana 1995
          Series Bond who is a "substantial user" of the financed facilities or a "related person" within the meaning of Section 147(a) of the Code. No determination by any court or administrative agency shall be considered final for the purposes of this paragraph unless the Company shall have been given timely notice of the proceeding which resulted in such determination and an opportunity to participate in such proceeding, either directly or through a holder of an Indiana 1995 Series Bond to the degree the Company deems sufficient and until the conclusion of any appellate review or rehearing sought by any party to such proceeding or the expiration of the time for seeking such review or rehearing. The Company shall not redeem any bonds of the New Series C if it receives a written cancellation of the written demand from the Indiana Authority Trustee. Any such written demand from the Indiana Authority Trustee or a cancellation of such written demand shall be executed on behalf of such Indiana Authority Trustee by its President or a Vice President or a trust officer and shall be deemed received by the Trustee when delivered at its corporate trust office in the Borough of Manhattan, The City of New York. The Trustee may conclusively rely as to the truth of the statements contained therein, upon any such demand or cancellation.

                       (d) Notice with respect to any redemption of the bonds of the New Series C shall be mailed by the Company to the Indiana Authority, the Indiana Authority Trustee and the Trustee not less than thirty (30) days and not more than ninety (90) days prior to the applicable redemption date and shall specify the matters set forth in the penultimate sentence of the first paragraph, and if applicable, the second sentence of the third paragraph of Section 8.02 of the Original Indenture.

                       (e) If at the time of the mailing of any such notice of redemption pursuant to subsection (a) of this Section 1.06, the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee, or held by it available to be used, for the redemption of bonds of the New Series C, to redeem all of bonds of the New Series C called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are so received before such date.

                       (f) Bonds of the New Series C shall be subject to mandatory repurchase by the Company prior to maturity at a purchase price of 100% of the principal amount thereof, plus interest accrued to the repurchase date, in whole, upon a repurchase date (which date shall be fixed by the Company in a written notice mailed by the Company to the Trustee and to the








          Indiana Authority Trustee) which shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for repurchase by the Indiana Authority Trustee stating that the principal of all Indiana 1995 Series Bonds then outstanding under the Indiana Authority Indenture have been declared to be immediately due and payable pursuant to the provisions of the first sentence of Section 8.02 thereof.

                    SECTION 1.07. The last sentence of Section 2.03 of the Original Indenture shall not apply to bonds of each series of the New Series. In case less than all of the bonds of any series of the New Series at the time outstanding are called for redemption, the Company shall not be required to transfer any bonds of such series of the New Series, for a period of ten (10) days before the mailing of a notice of redemption of bonds of such series of the New Series selected for redemption, to transfer any bond of such series of the New Series called for redemption in its entirety or to transfer any portion of a bond of such series of the New Series which portion has been called for redemption.

                    SECTION 1.08. The Company covenants and agrees that, notwithstanding Section 2.03 of the Original Indenture, it will not charge any sum for or in connection with any exchange or transfer of any bond of any series of the New Series, but may require the payment of a sum sufficient to cover any tax or taxes or other governmental charges incident to any exchange, transfer or registration thereof.



































                                      ARTICLE II

                         FORM OF THE BONDS OF THE NEW SERIES

                    SECTION 2.01. The form of the bonds of the New Series A and the Trustee's authentication certificate to be endorsed thereon shall be substantially as follows, the maturity date or dates, denominations, redemption prices and interest rates thereof to be appropriately inserted.

                         [FORM OF FACE OF NEW SERIES A BONDS]

                            PENNSYLVANIA ELECTRIC COMPANY

           FIRST MORTGAGE BOND, 5.35% and 5.80% SERIES A DUE 2010 and 2020

          $                                                 No.


                    PENNSYLVANIA ELECTRIC COMPANY, a corporation of the Commonwealth of Pennsylvania (hereinafter called the "Company"), for value received, hereby promises to pay to United States Trust Company of New York, as Trustee under the Trust Indenture dated as of November 1, 1995 of the Cambria County Industrial Development Authority, or registered assigns, _______________ Dollars on ________, _____, unless this Bond shall have been duly called for previous redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the registered holder hereof interest thereon, at said office or agency, in like coin or currency, from the interest payment date to which interest has been paid or duly provided for, or unless no interest has been paid or provided for on this bond, in which case from November 1, 1995, or from the next interest payment date in the case the date of authentication of this bond is after the fifteenth day (whether or not a business day) of the calendar month next preceding an interest payment date and prior to such interest payment date, until said principal sum has been paid or provided for, at the rate or rates per annum provided for in
          Section 1.01(a) of the Supplemental Indenture dated as of November 1, 1995, supplementing the Mortgage, on May 1 and November 1 of each year, and, to the extent permitted by law, to pay interest on overdue interest at the rate per annum above specified.

                    Interest on this bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months.












                    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                    This bond shall not become valid or obligatory for any purpose until UNITED STATES TRUST COMPANY OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.


                    IN WITNESS WHEREOF, PENNSYLVANIA ELECTRIC COMPANY has caused this bond to be signed in its name by the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


          Dated:

                                             PENNSYLVANIA ELECTRIC COMPANY


                                             By
                                                       (Vice) President

          Attest:



            (Assistant) Secretary






























                       [FORM OF REVERSE OF NEW SERIES A BONDS]


                    This bond is one of an issue of bonds of the Company (hereinafter referred to as the "bonds"), not limited in principal amount, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as its First Mortgage Bonds, 5.35% and 5.80% Series A due 2010 and 2020 (herein called the "bonds of the New Series A due 2010 and 2020"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the "Mortgage") dated as of January 1, 1942, executed by the Company to UNITED STATES TRUST COMPANY OF NEW YORK, as successor Trustee to BANKERS TRUST COMPANY (herein called the "Trustee"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The bonds of the New Series A due 2010 and 2020 are described in the Supplemental Indenture dated as of November 1, 1995 between the Company and the Trustee.

                    The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage) evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected (determined as provided in the Mortgage) evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons thereunto appertaining; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage)








          shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond.

                    No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

                    The bonds of the New Series A due 2010 and 2020 of like maturity and interest rate are issuable only in fully registered form and shall be issued only as one single Bond.

                    The bonds of the New Series A due 2010 and 2020 may be redeemed at the option of the Company and are otherwise subject to redemption and mandatory repurchase by the Company at the times and upon the terms and conditions set forth in the Mortgage.

                    The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable, at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

                    The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

                    This bond is transferable as prescribed in and subject to the limitations contained in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, upon surrender and cancellation of this bond, and thereupon, a new fully registered bond or bonds of authorized denominations of the same series of like maturity and interest rate and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage without charge except for any tax or taxes or other governmental charges incident to such transfer. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.








                    No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.


                           [FORM OF TRUSTEE'S CERTIFICATE]

                         TRUSTEE'S AUTHENTICATION CERTIFICATE

                    This bond is one of the bonds of the series herein designated, provided for in the within-mentioned Mortgage.

                                   UNITED STATES TRUST COMPANY OF NEW YORK

                                   By: ___________________________________
                                       Authorized Officer


                        [END OF FORM OF BOND OF NEW SERIES A]


                    SECTION 2.02. The form of the bonds of the New Series B and the Trustee's authentication certificate to be endorsed thereon shall be substantially as follows, the maturity date or dates, denominations, redemption prices and interest rates thereof to be appropriately inserted.

























                         [FORM OF FACE OF NEW SERIES B BONDS]

                            PENNSYLVANIA ELECTRIC COMPANY

                     FIRST MORTGAGE BOND, 6.05% SERIES B DUE 2025

          $                                                   No.


                    PENNSYLVANIA ELECTRIC COMPANY, a corporation of the Commonwealth of Pennsylvania (hereinafter called the "Company"), for value received, hereby promises to pay to United States Trust Company of New York, as Trustee under the Trust Indenture dated as of November 1, 1995 of the Cambria County Industrial Development Authority, or registered assigns, _______________ Dollars on ________, ____ unless this Bond shall have been duly called for previous redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the registered holder hereof interest thereon, at said office or agency, in like coin or currency, from the interest payment date to which interest has been paid or duly provided for, or unless no interest has been paid or provided for on this bond, in which case from November 1, 1995, or from the next interest payment date in the case the date of authentication of this bond is after the fifteenth day (whether or not a business day) of the calendar month next preceding an interest payment date and prior to such interest payment date, until said principal sum has been paid or provided for, at the rate or rates per annum provided for in
          Section 1.01(b) of the Supplemental Indenture dated as of November 1, 1995, supplementing the Mortgage, on May 1 and November 1 of each year, and, to the extent permitted by law, to pay interest on overdue interest at the rate per annum above specified.

                    Interest on this bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                    This bond shall not become valid or obligatory for any purpose until UNITED STATES TRUST COMPANY OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.












                    IN WITNESS WHEREOF, PENNSYLVANIA ELECTRIC COMPANY has caused this bond to be signed in its name by the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


          Dated:

                                             PENNSYLVANIA ELECTRIC COMPANY


                                             By
                                                       (Vice) President

          Attest:



            (Assistant) Secretary









































                       [FORM OF REVERSE OF NEW SERIES B BONDS]


                    This bond is one of an issue of bonds of the Company (hereinafter referred to as the "bonds"), not limited in principal amount, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as its First Mortgage Bonds, 6.05% Series B due 2025 (herein called the "bonds of the New Series B due 2025"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the "Mortgage") dated as of January 1, 1942, executed by the Company to UNITED STATES TRUST COMPANY OF NEW YORK, as successor Trustee to BANKERS TRUST COMPANY (herein called the "Trustee"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The bonds of the New Series B due 2025 are described in the Supplemental Indenture dated as of November 1, 1995 between the Company and the Trustee.

                    The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage) evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected (determined as provided in the Mortgage) evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons thereunto appertaining; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage)









          shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond.

                    No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

                    The bonds of the New Series B due 2025 are issuable only in fully registered form and shall be issued only as one single Bond.

                    The bonds of the New Series B due 2025 may be redeemed at the option of the Company and are otherwise subject to redemption and mandatory repurchase by the Company at the times and upon the terms and conditions set forth in the Mortgage.

                    The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable, at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

                    The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

                    This bond is transferable as prescribed in and subject to the limitations contained in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, upon surrender and cancellation of this bond, and thereupon, a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage without charge except for any tax or taxes or other governmental charges incident to such transfer. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.









                    No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.


                           [FORM OF TRUSTEE'S CERTIFICATE]

                         TRUSTEE'S AUTHENTICATION CERTIFICATE

                    This bond is one of the bonds of the series herein designated, provided for in the within-mentioned Mortgage.

                                   UNITED STATES TRUST COMPANY OF NEW YORK

                                   By: ___________________________________
                                       Authorized Officer


                        [END OF FORM OF BOND OF NEW SERIES B]


                    SECTION 2.03. The form of the bonds of the New Series C and the Trustee's authentication certificate to be endorsed thereon shall be substantially as follows, the maturity date or dates, denominations, redemption prices and interest rates thereof to be appropriately inserted.

























                         [FORM OF FACE OF NEW SERIES C BONDS]

                            PENNSYLVANIA ELECTRIC COMPANY

                     FIRST MORTGAGE BOND, 5.35% SERIES C DUE 2010

          $                                                   No.


                    PENNSYLVANIA ELECTRIC COMPANY, a corporation of the Commonwealth of Pennsylvania (hereinafter called the "Company"), for value received, hereby promises to pay to United States Trust Company of New York, as Trustee under the Trust Indenture dated as of November 1, 1995 of the Indiana County Industrial Development Authority, or registered assigns, _______________ Dollars on ________, ____ unless this Bond shall have been duly called for previous redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the registered holder hereof interest thereon, at said office or agency, in like coin or currency, from the interest payment date to which interest has been paid or duly provided for, or unless no interest has been paid or provided for on this bond, in which case from November 1, 1995, or from the next interest payment date in the case the date of authentication of this bond is after the fifteenth day (whether or not a business day) of the calendar month next preceding an interest payment date and prior to such interest payment date, until said principal sum has been paid or provided for, at the rate or rates per annum provided for in
          Section 1.01(c) of the Supplemental Indenture dated as of November 1, 1995, supplementing the Mortgage, on May 1 and November 1 of each year, and, to the extent permitted by law, to pay interest on overdue interest at the rate per annum above specified.

                    Interest on this bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                    This bond shall not become valid or obligatory for any purpose until UNITED STATES TRUST COMPANY OF NEW YORK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.












                    IN WITNESS WHEREOF, PENNSYLVANIA ELECTRIC COMPANY has caused this bond to be signed in its name by the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


          Dated:

                                             PENNSYLVANIA ELECTRIC COMPANY


                                             By
                                                       (Vice) President

          Attest:



            (Assistant) Secretary









































                       [FORM OF REVERSE OF NEW SERIES C BONDS]


                    This bond is one of an issue of bonds of the Company (hereinafter referred to as the "bonds"), not limited in principal amount, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as its First Mortgage Bonds, 5.35% Series C due 2010 (herein called the "bonds of the New Series C due 2010"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the "Mortgage") dated as of January 1, 1942, executed by the Company to UNITED STATES TRUST COMPANY OF NEW YORK, as successor Trustee to BANKERS TRUST COMPANY (herein called the "Trustee"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The bonds of the New Series C due 2010 are described in the Supplemental Indenture dated as of November 1, 1995 between the Company and the Trustee.

                    The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage) evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected (determined as provided in the Mortgage) evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons thereunto appertaining; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond.








                    No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

                    The bonds of the New Series C due 2010 are issuable only in fully registered form and shall be issued only as one single Bond.

                    The bonds of the New Series C due 2010 may be redeemed at the option of the Company and are otherwise subject to redemption and mandatory repurchase by the Company at the times and upon the terms and conditions set forth in the Mortgage.

                    The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable, at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

                    The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

                    This bond is transferable as prescribed in and subject to the limitations contained in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, upon surrender and cancellation of this bond, and thereupon, a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage without charge except for any tax or taxes or other governmental charges incident to such transfer. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.











                    No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                           [FORM OF TRUSTEE'S CERTIFICATE]

                         TRUSTEE'S AUTHENTICATION CERTIFICATE

                    This bond is one of the bonds of the series herein designated, provided for in the within-mentioned Mortgage.

                                   UNITED STATES TRUST COMPANY OF NEW YORK

                                   By: ___________________________________
                                       Authorized Officer

                        [END OF FORM OF BOND OF NEW SERIES C]



                                     ARTICLE III

                    USE OF FACSIMILE SIGNATURES AND CORPORATE SEAL

                    Any or all signatures of the officers of the Company upon any series of the bonds of the New Series may be either manual or facsimile signatures. The corporate seal of the Company to be affixed on any bond of the New Series may be facsimile seal.






















                                      ARTICLE IV

                       CREDITS WITH RESPECT TO PRINCIPAL OF AND
                  INTEREST ON BONDS OF EACH SERIES OF THE NEW SERIES

                    SECTION 4.01. (a) In addition to any other credit, payment or satisfaction to which the Company is entitled with respect to the bonds of the New Series A of like maturity and interest rate, the Company shall be entitled to credits against amounts otherwise payable in respect of bonds of such New Series A of like maturity and interest rate in an amount corresponding to (i) the principal amount of any Cambria 1995 Series A Bonds of such like maturity and interest rate surrendered to the Cambria Authority Trustee by the Company or by the Cambria Authority or purchased by the Cambria Authority Trustee for cancellation and
          (ii) the amount of money held by the Cambria Authority Trustee and available and irrevocably designated for the payment of principal or redemption price of, and/or interest on, the Cambria 1995 Series A Bonds of such like maturity and interest rate regardless of the source of payment to the Cambria Authority Trustee of such moneys, and the Cambria Authority Trustee shall make notation on such bonds of the New Series A of any such credit; provided, however, that the Company shall not be entitled to any such credit with respect to payment of principal or redemption price of, and/or interest on, the Cambria 1995 Series A Bonds of such like maturity and interest rate made by the Bond Insurer (as such term is defined in the Cambria Authority Indenture) pursuant to the terms of the 1995 Series A Bond Insurance Policy (as such term is defined in the Cambria Authority Indenture).

                       (b) The Company shall be entitled to a cash credit against its obligation to pay interest on the bonds of the New Series A of like maturity and interest rate equal to interest paid on the Cambria 1995 Series A Bonds of such like maturity and interest rate out of (i) the proceeds of the original issuance of such Cambria 1995 Series A Bonds of such like maturity and interest rate and the earnings on the investment of such proceeds, as provided in the Cambria Authority Indenture which are held by the Cambria Authority Trustee at the time of the interest payment date, and (ii) such other moneys held at the time of an interest payment date by the Cambria Authority Trustee and available for the payment of interest on the Cambria 1995 Series A Bonds of such like maturity and interest rate and the Cambria Authority Trustee shall make notation on the bonds of the New Series A of any such credit.

                       (c) A certificate of the Company signed by the President or any Vice President, and by the Secretary or any Assistant Secretary, and consented to by the Cambria Authority Trustee stating that the Company is entitled to a credit under this Section 4.01 and setting forth the basis therefor in reasonable detail, shall be conclusive evidence of such entitlement, and the Trustee shall accept such certificate without further investigation or verification of the matters stated therein.







                    SECTION 4.02. (a) In addition to any other credit, payment or satisfaction to which the Company is entitled with respect to the bonds of the New Series B, the Company shall be entitled to credits against amounts otherwise payable in respect of bonds of such New Series B in an amount corresponding to (i) the principal amount of any Cambria 1995 Series B Bonds surrendered to the Cambria Authority Trustee by the Company or by the Cambria Authority or purchased by the Cambria Authority Trustee for cancellation and (ii) the amount of money held by the Cambria Authority Trustee and available and irrevocably designated for the payment of principal or redemption price of, and/or interest on, the Cambria 1995 Series B Bonds regardless of the source of payment to the Cambria Authority Trustee of such moneys, and the Cambria Authority Trustee shall make notation on the bonds of the New Series B of any such credit; provided, however, that the Company shall not be entitled to any such credit with respect to payment of principal or redemption price of, and/or interest on, the Cambria 1995 Series B Bonds made by the Bond Insurer (as such term is defined in the Cambria Authority Indenture) pursuant to the terms of the 1995 Series B Bond Insurance Policy (as such term is defined in the Cambria Authority Indenture).

                       (b) The Company shall be entitled to a cash credit against its obligation to pay interest on the bonds of the New Series B equal to interest paid on the Cambria 1995 Series B Bonds out of (i) the proceeds of the original issuance of such Cambria 1995 Series B Bonds and the earnings on the investment of such proceeds, as provided in the Cambria Authority Indenture which are held by the Cambria Authority Trustee at the time of the interest payment date, and (ii) such other moneys held at the time of an interest payment date by the Cambria Authority Trustee and available for the payment of interest on the Cambria 1995 Series B Bonds and the Cambria Authority Trustee shall make notation on the bonds of the New Series B of any such credit.

                       (c) A certificate of the Company signed by the President or any Vice President, and by the Secretary or any Assistant Secretary, and consented to by the Cambria Authority Trustee stating that the Company is entitled to a credit under this Section 4.02 and setting forth the basis therefor in reasonable detail, shall be conclusive evidence of such entitlement, and the Trustee shall accept such certificate without further investigation or verification of the matters stated therein.
















                    SECTION 4.03. (a) In addition to any other credit, payment or satisfaction to which the Company is entitled with respect to the bonds of the New Series C, the Company shall be entitled to credits against amounts otherwise payable in respect of bonds of such New Series C in an amount corresponding to (i) the principal amount of any Indiana 1995 Series Bonds surrendered to the Indiana Authority Trustee by the Company or by the Indiana Authority or purchased by the Indiana Authority Trustee for cancellation and (ii) the amount of money held by the Indiana Authority Trustee and available and irrevocably designated for the payment of principal or redemption price of, and/or interest on, the Indiana 1995 Series Bonds regardless of the source of payment to the Indiana Authority Trustee of such moneys, and the Indiana Authority Trustee shall make notation on the bonds of the New Series C of any such credit; provided, however, that the Company shall not be entitled to any such credit with respect to payment of principal or redemption price of, and/or interest on, the Indiana 1995 Series Bonds made by the Bond Insurer (as such term is defined in the Indiana Authority Indenture) pursuant to the terms of the Bond Insurance Policy (as such term is defined in the Indiana Authority Indenture).

                       (b) The Company shall be entitled to a cash credit against its obligation to pay interest on the bonds of the New Series C equal to interest paid on the Indiana 1995 Series Bonds out of (i) the proceeds of the original issuance of such Indiana 1995 Series Bonds and the earnings on the investment of such proceeds, as provided in the Indiana Authority Indenture which are held by the Indiana Authority Trustee at the time of the interest payment date, and (ii) such other moneys held at the time of an interest payment date by the Indiana Authority Trustee and available for the payment of interest on the Indiana 1995 Series Bonds and the Indiana Authority Trustee shall make notation on the bonds of the New Series C of any such credit.

                       (c) A certificate of the Company signed by the President or any Vice President, and by the Secretary or any Assistant Secretary, and consented to by the Indiana Authority Trustee stating that the Company is entitled to a credit under this Section 4.03 and setting forth the basis therefor in reasonable detail, shall be conclusive evidence of such entitlement, and the Trustee shall accept such certificate without further investigation or verification of the matters stated therein.


















                                      ARTICLE V

                                    MISCELLANEOUS

                    SECTION 5.01. The Company covenants and agrees that, so long as any of the bonds of the New Series A, of the New Series B and of the New Series C shall be secured by the lien of the Mortgage, the following provisions of the following aforesaid Supplemental Indentures shall be effective, and the Company will observe and perform each and all of the conditions and of its covenants and agreements therein set forth, as if the bonds of the New Series A, of the New Series B and of the New Series C were specified therein:

                       (a) Section 1 of Article II of the Supplemental Indenture dated as of November 1, 1949, as amended by paragraph
          (a) of Section 2.01 of Article II of the Supplemental Indenture dated as of August 1, 1959.

                       (b) Section 2 of Article II of the Supplemental Indenture dated as of November 1, 1949.

                       (c) Section 1 of Article III of the Supplemental Indenture dated as of October 1, 1951.

                       (d) Section 2 of Article II of the supplemental Indenture dated as of June 1, 1953. Subsection (D) thereof as heretofore amended is hereby further amended to read as follows:

                              "(D) the provisions of this Section shall be
               effective only so long as any of the 1996 Series or of the 1997 Series or of the July 1, 2006 Series or of the December 1, 2007 Series A or of the December 1, 2007 Series B or of the Series A due 2015 or of the Series due 2016 or of the Secured Medium-Term Notes, Series B or of the Secured Medium-Term Notes, Series C or of the Secured Medium-Term Notes, Series D bonds shall be outstanding, and may be waived by the holders of not less than 75% in aggregate principal amount of all bonds specifically entitled to the benefit of the covenants set forth in this Section (which need not include 75% in principal amount of the then outstanding 1996 Series or the 1997 Series or the July 1, 2006 Series or the December 1, 2007 Series A or the December 1, 2007 Series B or the Series A due 2015 or the Series due 2016 or the Secured Medium-Term Notes, Series B or the Secured Medium-Term Notes, Series C or the Secured Medium-Term Notes, Series D bonds or any other series of bonds specifically entitled to the benefit of such covenants), outstanding at the time of such acquisition, by a consent given in writing or given at a meeting of the holders of the 1996 Series and the 1997 Series and the July 1, 2006 Series and the December 1, 2007 Series A and the December 1, 2007 Series B and the Series A due 2015 and the Series due 2016 and the Secured Medium-Term Notes, Series B and the Secured Medium-Term Notes, Series C and the Secured Medium-Term







               Notes, Series D bonds and such other bonds, if any, held pursuant to the applicable provisions of Article XVI of the Original Indenture. Moreover, none of the provisions of subsection (B) of this Section shall be applicable to any acquisition of property ordered, approved or permitted by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 as then in force, or by any successor regulatory body of the United States of America having jurisdiction in the premises."

                       (e) Section 2 of Article II of the Supplemental Indenture dated as of May 1, 1956.

                    SECTION 5.02. The Trustee shall be entitled to rely conclusively on each notice delivered to it by the Cambria Authority Trustee or the Indiana Authority Trustee, as the case may be, or the Company pursuant to the terms of this Supplemental Indenture for all purposes under the Mortgage. The Trustee shall have no duty or responsibility to the Company or to the holder or holders of the bonds of the New Series A, of the New Series B and of the New Series C from time to time to verify independently the information contained in any such notice or with respect to the determinations or calculations of interest which may from time to time or at any given time be due on the bonds of the New
          Series A, of the New Series B and of the New Series C.

                    SECTION 5.03. The table of contents and the titles of the Articles of this Supplemental Indenture shall not be deemed to be any part thereof.

                    SECTION 5.04. As amended and supplemented by the aforesaid indentures supplemental thereto and by this Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and the aforesaid indentures supplemental thereto and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                    SECTION 5.05. This Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                    The debtor and its mailing address are Pennsylvania Electric Company, 2800 Pottsville Pike, Reading, Pennsylvania 19605. The secured party and an address of the secured party from which information concerning the security interest may be obtained are United States Trust Company of New York, Trustee, 114 West 47th Street, New York, New York 10036.













                    IN WITNESS WHEREOF, PENNSYLVANIA ELECTRIC COMPANY, party of the first part, has caused this instrument to be signed in its name and behalf by its President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and UNITED STATES TRUST COMPANY OF NEW YORK, party of the second part, has caused this instrument to be signed in its name and behalf by a Senior Vice President or a Vice President and its corporate seal to be hereunto affixed and attested by a Vice President or an Assistant Vice President, all as of the day and year first above written.


          ATTEST:                            PENNSYLVANIA ELECTRIC COMPANY



          ______________________________     By:___________________________
             (Assistant) Secretary                  (Vice) President


                                                           [CORPORATE SEAL]



          ATTEST:                            UNITED STATES TRUST COMPANY OF
                                               NEW YORK



          ______________________________     By:___________________________
          (Assistant) Vice President             (Senior) Vice President



                                                           [CORPORATE SEAL]



























          STATE OF NEW JERSEY      :
                                   :  ss:
          COUNTY OF MORRIS         :


                    On this ____ day of November, 1995, before me, ______________________, a Notary Public for the State and County aforesaid, the undersigned officer, personally appeared ______________________, who acknowledged himself to be a (Vice) President of Pennsylvania Electric Company, a corporation, and that he as such (Vice) President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as
          (Vice) President.

                    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             ______________________________
                                                       Notary Public


          [NOTARIAL SEAL]


          STATE OF NEW YORK        :
                                   :    ss:
          COUNTY OF NEW YORK       :


                    On this ____ day of November, 1995, before me, _______________________, a Notary Public for the State and County aforesaid, the undersigned officer, personally appeared _______________________, who acknowledged herself to be a (Senior) Vice President of United States Trust Company of New York, a corporation, and that he as such (Senior) Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as (Senior) Vice President.

                    I am not a director or officer of said United States Trust Company of New York.

                    IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             ______________________________
                                                       Notary Public

          [NOTARIAL SEAL]











                               CERTIFICATE OF RESIDENCE


                    United States Trust Company of New York, Mortgagee and

          Trustee within named, hereby certifies that its precise residence is 114 West 47th Street, in the Borough of Manhattan, in the City

          of New York, in the State of New York.


                                             UNITED STATES TRUST COMPANY
                                               OF NEW YORK

                                             By:___________________________
                                                  (Vice) President















































                                      SCHEDULE A


          CRAWFORD COUNTY

                    All that certain lot or parcel of land situate in West Mead Township, Crawford County, Pennsylvania, as and to the extent conveyed to Pennsylvania Electric Company by Deed dated June 16, 1993, from Keson, Inc., a Pennsylvania corporation, and recorded in the Crawford County Recorder of Deeds Office on June 23, 1993 in Record Book 195, page 204.


          ERIE COUNTY

                    All that certain lot or parcel of land situate in the First Ward of the City of Corry, Erie County, Pennsylvania, as and to the extent conveyed to Pennsylvania Electric Company by Deed dated March 9, 1994, from Dennis E. Roth and Joanne Roth, husband and wife and Gary H. Munsee and Sylvia J. Munsee, husband and wife, and recorded in the Erie County Recorder of Deeds Office on March 9, 1994 in Book 0322, page 1903.

                    All that certain lot or parcel of land situate in the Second Ward of the Borough of Union City, Erie County, Pennsylvania, as and to the extent conveyed to Pennsylvania Electric Company by Deed dated August 5, 1993, from Leslie E. Drayer and Betty Lou Drayer, husband and wife, and recorded in the Erie County Recorder of Deeds Office on August 9, 1993 in Book 0284, page 1742.


          INDIANA COUNTY

                    All that certain lot or parcel of land situate in the Township of White, Indiana County, Pennsylvania as and to the extent conveyed to Pennsylvania Electric Company by Deed dated April 26, 1994, from David A. Olenik, Executor of the Estate of Helen Minno, deceased, and recorded in the Indiana Recorder of Deeds Office on May 6, 1994 in Book 1042, page 811.















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